EXHIBIT 1   page 1 of  7

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                    As of September 30, 2003

Entergy Corporation
  Entergy Enterprises, Inc. (LA) (100%) (an authorized
     subsidiary)
  Entergy Retail Holding Company (100%)(DE)(a new subsidiary)
     Entergy Retail Texas, Inc. (100%)(DE)(a new subsidiary)
       Entergy Solutions Supply Ltd. (1%)(TX)(an energy-related
          company)
       Entergy Solutions Ltd. (1%)(TX)(an energy-related
         company)
     Entergy Solutions Supply Ltd. (99%)(TX)(an energy-related
      company)
     Entergy Solutions Ltd. (99%)(TX)(an energy-related company) Entergy Retail Louisiana LLC-A (100%)(DE)(a new subsidiary)
       Entergy Solutions Management Services LLC (100%)(LA)(a
          new subsidiary)
  Entergy PTB Holding Company (100%)(DE)(a new subsidiary)
     Entergy Solutions Select Ltd. (TX)(99%)(an energy-related
       company)
     Entergy Solutions Essentials Ltd. (TX)(99%)(an energy-
       related company)
     Entergy Select LLC (100%)(DE)(a new subsidiary)
       Entergy Solutions Select Ltd. (TX)(1%)(an energy-related company)
       Entergy Solutions Essentials Ltd. (TX)(1%)(an energy-
          related company)
  Entergy Ventures Holding Company, Inc. (DE)(100%)(a new
   subsidiary)
     SourceOne, Inc. (DE)(~14.23% non-voting preferred stock)(an energy-related company)
     Entergy MHK Investments LLC (DE)(100%)(a new subsidiary) Entergy Commerce, Inc. (DE)(100%)(a new subsidiary)
       Entergy MHK Retail LLC (DE)(100%)(an exempt
          telecommunications company)
  Entergy Resources, Inc. (100%)(DE)(a new subsidiary)
  Entergy District Energy Holdings LLC (DE)(100%)(a new
     subsidiary)
  Entergy Operations Services, Inc. (DE)(100%) (an O&M
     subsidiary)
      EntergyKoontz LLC (DE)(70%)(an O&M subsidiary)
  Entergy Power Gas Holdings Corporation (100%)(DE)(a new subsidiary)
     Entergy Power Gas Operations Corporation (100%)(DE)(a new
       subsidiary)
  Entergy Procurement Exchange Holding Corporation (100%) (DE)
     (a new subsidiary)
     Pantellos Corporation (4.9%) (an exempt telecommunications company)
  Entergy Power Generation Corp. (DE) (100% of Class A voting common stock) (a new subsidiary)

                    EXHIBIT 1   page 2 of  7

     Entergy Asset Management, Inc. (DE)(14.91%)(a new
       subsidiary)
     Entergy Power Ventures Corporation I (DE)(100%)(a new subsidiary)
       Entergy Power Ventures LP (DE)(1%)(an EWG)
  Entergy Power, Inc. (DE) (100%) (an authorized subsidiary) Entergy Holdings LLC (DE)(100%) (an energy-related company)
     Entergy Thermal LLC (DE)(100%)(an energy-related company) Entergy Thermal-UNO LLC (100%)(DE)(an energy-related company) Entergy Nuclear Finance Holding, Inc. (100%)(DE)(a new
     subsidiary)
     Entergy Nuclear Finance, Inc. (100%)(DE)(a new subsidiary) Entergy Nuclear, Inc. (DE)(100%) (an O&M subsidiary)
     TLG Services, Inc. (CT)(100%)(an energy-related company) Entergy Nuclear Potomac Company (DE)(100%)(an O&M subsidiary)
     Entergy Nuclear PFS, Inc. (DE)(100%)(an energy-related company)
       Private Fuel Storage LLC (DE)(9.9%) (an energy-related
          company)
     Entergy Nuclear Environmental Services LLC (DE)(100%)(an
          energy-related company)
  Entergy Nuclear Holding Company #1 (DE)(75%) (an EWG)
     Entergy Nuclear Generation Company (DE)(100%) (an EWG) Entergy Nuclear New York Investment Company I (DE)(100%) (an
        EWG)
       Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG) Entergy Nuclear FitzPatrick LLC (DE)(50%)(an EWG)
     Entergy Nuclear New York Investment Company II (DE)(100%)(an
       EWG)
       Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG) Entergy Nuclear FitzPatrick LLC (DE)(50%)(an EWG)
  Entergy Nuclear Holding Company #2 (100%)(DE)(a new subsidiary)
     Entergy Nuclear Operations, Inc. (100%)(DE)(an O&M
       subsidiary)
     Entergy Nuclear Fuels Company (100%)(DE)(an O&M subsidiary) Entergy Nuclear Holding Company (DE)(100%)(a new subsidiary)
     Entergy Nuclear Holding Company #3 (DE)(100%)(a new subsidiary)
       Entergy Nuclear Investment Company (formerly Entergy
            Nuclear New York Investment Company III)(DE)
            (100%)(a new subsidiary)
          Entergy Nuclear Nebraska LLC (DE)(100%)(an O&M
            subsidiary)
          Entergy Indian Point Peaking Facility, LLC (DE)
            (100%)(a new subsidiary)
          Entergy Nuclear Indian Point 2 LLC (DE)(100%)(an EWG)
            Entergy Nuclear Capital Management Corporation I
               (DE)(100%)(a new subsidiary)
          Entergy Nuclear Vermont Investment Company (100%)(DE)(a new subsidiary)

                    EXHIBIT 1   page 3 of  7

            Entergy Nuclear Vermont Yankee, LLC  (100%)(DE)(an
               EWG)
               Entergy Nuclear Capital Management Corporation II
                 (DE)(100%)(a new subsidiary)
  Entergy Technology Holding Company (DE)(100%) (ETC)
     Entergy Technology Company (DE)(100%) (ETC)
  Entergy International Holdings Ltd., LLC (DE) (100%) (a new subsidiary)
     Entergy Global Investments, Inc. (100%)(AR)(a new subsidiary)
       Entergy Nuclear Holding Company #1 (DE)(25%) (an EWG) Entergy Power Development Corporation (DE) (14%)(FUCO) Entergy Power Generation Corp. (DE)(100% Class B non-
          voting common stock)(a new subsidiary)
       Entergy Marketing Corporation (DE)(100%)(a new subsidiary)
          EWO Marketing Holding, LLC (DE)(80%)(a new subsidiary)
            EWO GP LLC (DE)(100%)(an energy-related company)
               EWO Marketing, LP (DE)(1%)(an energy-related
                  company)
            EWO Marketing, LP (DE)(99%)(an energy-related
               company)
            Entergy Power International Holdings Corporation
               (DE)(97%)(a new subsidiary)
               EK Holding I LLC (DE)(100%)(a new subsidiary)
                    Entergy Asset Management, Inc. (DE)(59.67%)(a
                          new subsidiary)
                      Entergy Investments Holding Company, Inc.
                          (DE)(100%)(a new subsidiary)
                         EN Services LP (DE)(99%)(O&M)
                         Entergy Power Ventures LP (DE)(99%)(an
                            EWG)
                      Crete Energy Ventures LLC (DE)(50%)(an
                         EWG)
                      Crete Turbine Holdings LLC (DE)(50%)(a new
                         subsidiary)
                      Warren Power LLC (MS)(100%)(an EWG)
                      Entergy Power RS Holding Company LLC
                         (DE)(100%)(a new subsidiary)
                         Entergy Power RS LLC (DE)(100%)(an
                            energy-related company)
                          RS Cogen LLC (LA)(50%) (an energy-
                             related company)
                    Entergy-Koch LP (DE)(48.5%)(a new subsidiary)
                      GS Pipeline Company, LLC (DE)(100%)(a new
                         subsidiary)
                         Gulf South Pipeline Company, LP
                           (DE)(1%)(an authorized subsidiary)
                         Gulf Pines Pipeline Company, LP
                           (DE)(1%)(a new subsidiary)
                         GS Pipeline Company LP (DE)(1%)(a new
                           subsidiary)

                    EXHIBIT 1   page 4 of  7

                      Gulf South Pipeline Company LP
                         (DE)(99%)(an authorized subsidiary)
                      Gulf Pines Pipeline Company LP (DE)(99%)(a
                         new subsidiary)
                      GS Pipeline Company LP (DE)(99%)(a new
                         subsidiary)
                      Entergy-Koch Trading LP (DE)(99%)(an
                         energy-related company)
                         TradeSpark LLC (DE)(5.53% limited
                           partner interest)(an energy-related
                           company)
                         EnerSea Transport, LLC (Texas)(1%)(an
                           energy-related company)
                      EKT LLC (DE)(100%)(a new subsidiary)
                         Entergy-Koch Trading LP (DE)(1%)(an
                          energy-related company)
                      Entergy-Koch Trading Canada, ULC
                         (Canadian)(100%) (an authorized
                         subsidiary)
                      EGT Holding LTD. (Cayman)(100%)(FUCO)
                         Entergy-Koch Trading, Ltd. (UK)(100%)
                           Entergy-Koch Trading Europe, Ltd.
                           (UK)(100%)
                           Entergy-Koch Trading GmbH
                              (Germany)(100%)
                EWO Wind II, LLC (DE)(100%)(a new subsidiary)
                    EWO Wind, LLC (DE)(100%)(a new subsidiary)
                      Northern Iowa Windpower, LLC (DE) (99%)
                         (an EWG)
               EK Holding II LLC (DE)(100%)(a new subsidiary)
                    Entergy-Koch LP (DE)(1%)(a new subsidiary)
               EK Holding III LLC (DE)(100%)(a new subsidiary)
                    EKLP LLC (DE)(50%)(a new subsidiary)
                      Entergy-Koch LP (DE)(1%)(a new subsidiary)
     Entergy International Ltd., LLC (DE)(100%)(a new subsidiary)
       Entergy International Investments No. 2 Ltd LLC (DE)
          (100%)(a new subsidiary)
          Entergy UK Holdings, Ltd. (UK)(100%) (a new subsidiary)
            Entergy UK Ltd. (UK)(100%) (a new subsidiary
               Entergy UK Enterprises Ltd. (DE)(100%) (a new
                 subsidiary)
                    EWO Holdings LLC (5.8696%)(DE)(a new
                      subsidiary)
  Entergy Global Power Operations Corporation (DE)(100%)(an O&M
    subsidiary)
     Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M
       subsidiary)
     EN Services I Corporation (DE)(100%)(a new subsidiary)

     EN Services II Corporation (DE)(100%)(a new subsidiary)
       EN Services LP (TX)(1% GP)(an O&M subsidiary)
     Entergy Power Operations Corporation (DE)(100%)(FUCO)
       Entergy Power Development Corp. (DE)(5%)(FUCO)
                    EXHIBIT 1   page 5 of  7

       Entergy Power Operations Damhead Creek Limited
          Partnership (UK)(99%)(a new subsidiary)
       Entergy Power Operations Damhead Creek Corporation
          (DE)(100%)(FUCO)
          Entergy Power Operations Damhead Creek Limited
            Partnership (UK)(1%)(a new subsidiary)
  Entergy Global Trading Holdings, Ltd. (Cayman) (100%)(a new subsidiary)
     Entergy Power International Holdings Corporation (DE)(3%)(a
       new subsidiary)
     Entergy Asset Management, Inc. (DE)(25.42%)(a new
       subsidiary)
  Entergy Power Development Corporation (DE) (81%) (FUCO)
       Entergy Power Operations Holdings Ltd. (Cayman)
          (90.9%)(FUCO)
          Damhead Finance LDC (Cayman) (99%) (a new subsidiary)
            Damhead Finance (Netherlands Antilles) N.V. (99%)(a
               new subsidiary)
               Damhead Finance (Netherlands) B.V. (99%)(a new
                 subsidiary)
          Entergy Europe Operations Ltd (formerly Damhead Creek
             Holding Ltd.)(UK)(17.3)(a new subsidiary)
            Entergy Power Operations UK Ltd. (UK)(100%)(FUCO) Entergy Power Properties (Kingsnorth) Ltd.
               (UK)(100%)(a new subsidiary)
          Entergy Power Damhead Creek Holding II, Ltd. (Cayman)
            (15.92%)(a new subsidiary)
     Entergy Power Hull Holding, Ltd. (Cayman) (100%)(a new subsidiary)
       Entergy Power Damhead Creek Holding II, Ltd. (Cayman)
          (83.82%)  (a new subsidiary)
          Entergy Europe Operations Ltd. (formerly Damhead Creek
            Holding, Ltd.) (United Kingdom) (.1%)(a new subsidiary)
          Entergy Power Hull, Ltd. (Cayman) (100%)(a new subsidiary)
            Entergy Europe Operations Ltd. (formerly Damhead
               Creek Holding, Ltd.) (United Kingdom) (20.1%)(a new subsidiary)
          Entergy Power Damhead Creek Holding III, Ltd. (Cayman)
            (100%)(a new subsidiary)
            Entergy Europe Operations Ltd. (formerly Damhead
                Creek Holding, Ltd.) (United Kingdom) (62.5%)(a new subsidiary)
               Entergy Power Properties (Kingsnorth) Limited
                 (UK)(100%)(a new subsidiary)
               Entergy Power Operations UK Limited (UK)
                  (100%)(FUCO)
     Entergy Power Damhead Creek Holding I, Ltd. (Cayman) (100%)
       (a new subsidiary)
       Entergy Power Damhead Creek Holding II, Ltd. (Cayman)
          (.26%)(a new subsidiary)

                    EXHIBIT 1   page 6 of  7

     Entergy Power Damhead FinCo LLC (DE) (100%) (a new subsidiary)
       Entergy Power Damhead FinCo 1 (Cayman) (100%) (a new subsidiary)
          Damhead Finance LDC (Cayman)(1%)(a new subsidiary) Damhead Finance (Netherlands Antilles) N.V. (1%)(a new
             subsidiary)
          Damhead Finance (Netherlands) B.V. (1%) (a new
             subsidiary)
       Entergy Power Damhead FinCo 2 (Cayman) (100%) (a new subsidiary)
          Entergy Power Operations Holdings Ltd. (Cayman)
            (9.1%)(FUCO)
     Entergy Power Bulgaria Ltd. (DE) (100%) (a new subsidiary)
       Maritza East III Power Holding B.V. (formerly Entergy
           Power Holdings Maritza B.V.)(Netherlands)(40%)(FUCO) Maritza East III Power Company AD (Bulgaria)(73%)(a
            FUCO)
       Entergy Power Netherlands B.V. (Netherlands)(100%)(a new subsidiary)
          Maritza East 3 Operating Company AD (Bulgaria)(73%)(a
            FUCO)
       Entergy Power Netherlands Company, B.V.(Dutch)(100%)(a new subsidiary)(a new subsidiary)
          Entergy Power Projects Italia S.r.L (Italy)(1%)(a new
             subsidiary)
          Entergy Power Services Italia S.r.L (Italy)(1%)(a new
            subsidiary)
          Sabinas Power Company B.V. (Dutch)(100%)(FUCO)
             Entergy Power Projects Italia S.r.L (Italy)(99%)(a
                new subsidiary)
            Entergy Power Services Italia S.r.L (Italy)(99%)(a
               new subsidiary)
     Entergy Power Development Espana S.L. (Spain)(100%)(a new
        subsidiary)
     EWO Holdings LLC (DE)(34.28%)(a new subsidiary)
       Entergy Power BJE Holding Ltd. (Cayman)(100%)(a new subsidiary)
          Bom Jardim Energetica LTDA (Brazil)(99.99%)(a new
            subsidiary)
          Entergy Power BJE Ltd. (Cayman)(100%)(a new subsidiary)
            Bom Jardim Energetica LTDA (Brazil)(.01%)(a new
               subsidiary)
     EP Edegel, Inc. (DE) (100%)(a new subsidiary)
       EWO Holdings LLC (DE)(59.8504%)(a new subsidiary)
     Entergy Mississippi Turbine Company (DE)(100%)(a new
       subsidiary)
     Entergy Power Maritza Holding Limited (Cyprus)(a new
       subsidiary)
  Entergy Power E&C Corporation (DE)(100%)(a new subsidiary)
     Entergy Power E&C Holdings, LLC (DE)(100%)(a new subsidiary)
       EntergyShaw LLC (DE)(50%)(an O&M subsidiary)

                    EXHIBIT 1   page 7 of  7

          EntergyShaw Investments of Nevada LLC (DE)(100%)(an O&M subsidiary)
            EntergyShaw Project Management LP (DE)(99%)(an O&M
               subsidiary)
          EntergyShaw Investments of Texas LLC (DE)(100%)(an O&M subsidiary)
            EntergyShaw Project Management LP (DE)(.9%)(an O&M
               subsidiary)
          EntergyShaw General Management LLC (DE)(100%)(an O&M subsidiary)
            EntergyShaw Project Management LP (DE)(.1%)(an O&M
               subsidiary)
  EWO Marketing Holding LLC (DE)(20%)(a new subsidiary)